Investment in associates and joint ventures	12 Months Ended
Dec. 31, 2023
Disclosure of associates [abstract]
Investment in associates and joint ventures
15. Investment in associates and joint ventures

	2023 $m	2022 $m

Cost

At 1 January	89	132

Additions	3	1

Share of profits/(losses) a	13	(41)

System Fund share of losses	(3)	(1)

Dividends and distributions	(1)	(1)

Exchange and other adjustments	–	(1)

At 31 December	101	89

Impairment

At 1 January	(53)	(55)

Impairment reversal	–	2

At 31 December	(53)	(53)

Net book value	48	36

Analysed as:

Barclay associate	3	–

Other associates	43	36

Joint ventures	2	–

	48	36

a
In 2023 and 2022, the total share of profits/(losses) from associates and joint ventures in the Group income statement included $18m gain and $18m loss, respectively, due to the liability recognised in 2022 and its subsequent reversal (see note 6). In 2022, $42m was included within exceptional items in addition to the $18m above.

Barclay associate
The Group held one associate investment which had a significant impact on profit for the current and prior year, a 19.9% interest in 111 East 48th Street Holdings, LLC (the ‘Barclay associate’) which owns InterContinental New York Barclay, a hotel managed by the Group. The investment is classified as an associate and equity accounted. While the Group has the ability to exercise significant influence through certain decision rights, approval rights relating to the hotel’s operating and capital budgets rest solely with the 80.1% majority member. The Group’s ability to receive cash dividends is dependent on the hotel generating sufficient income to satisfy specified owner returns. $18m was provided in 2021 in relation to settlement of a commercial dispute regarding owner returns during the pandemic.
Summarised financial information in respect of the Barclay associate is set out below:

	2023 $m	2022 $m

Non-current assets	462	472

Current assets	86	64

Current liabilities	(23)	(33)

Non-current liabilities	(256)	(250)

Net assets	269	253

Group’s share of reported net assets at 19.9%	53	50

Adjustments to reflect impairment, capitalised costs and additional rights and obligations under the shareholder agreement	(8)	(8)

Effect of specially allocated expenses (note 6)	(42)	(42)

Carrying amount	3	–

	2023 $m	2022 $m

Revenue	131	106

Profit from continuing operations and total comprehensive income for the year	15	8

Group’s share of profit/(loss) for the year a	3	(42)

a	Includes specially allocated expenses and the cost of funding owner returns.
Other associates and joint ventures
In 2022, impairment reversal of $2m related to an associate in the Americas region and arose due to strong trading conditions in 2022 and significantly improved industry forecasts. The recoverable amount was measured at fair value less costs of disposal, using a discounted cash flow approach that measures the present value of projected income flows (over a
10-year
period) and the property sale. The key assumptions were RevPAR growth (which was in line with the Group forecast detailed in the 2022 Annual Report), discount rate of 9.75% and terminal capitalisation rate of 7.25%.